UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OraSure Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Date: May 18, 2021 Time: 10:00 a.m. (Eastern Time)  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/OSUR2021.  The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/OSUR2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).   g  XXXX XXXX XXXX XXXX  You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  220 EAST FIRST STREET  BETHLEHEM, PA 18015  D31295-P49622  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  1. NOTICE AND PROXY STATEMENT 2. 2020 ANNUAL REPORT TO STOCKHOLDERS  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.   Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.  g  XXXX XXXX XXXX XXXX  g  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2021 to facilitate timely delivery.   w  SCAN TO   VIEW MATERIALS & VOTE  How To Vote  Please Choose One of the Following Voting Methods  D31296-P49622  Vote By Internet:    Before The Meeting:  Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/OSUR2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

  XXXX XXXX XXXX XXXX  g  XXXX XXXX XXXX XXXX   The Board of Directors recommends you vote FOR each of the following nominees:  1. ELECTION OF DIRECTORS   Class III (Expiring 2024)   Nominees:   1a. Michael Celano   1b. James A. Datin   1c. Lelio Marmora  The Board of Directors recommends you vote FOR items 2 and 3.  2. Ratification of Appointment of KPMG LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2021.  3. Advisory (Non-Binding) Vote to Approve Executive Compensation.  D31297-P49622

D31298-P49622